This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Gold
Fund

Semiannual Report
December 31, 1995

o A convenient and cost-effective way to broaden a portfolio of stocks, bonds, and money market investments. Offers potential for maximum return from a portfolio of gold and gold-related investments in exchange for above-average risk.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GOLD FUND


   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  15 Consolidated Financial Statements

  18 Consolidated Financial Highlights

  19 Notes to Consolidated Financial Statements

  24 Report of Independent Accountants

  25 Tax Information

  25 Officers and Directors

  26 Investment Products and Services

  27 How to Contact Scudder


     IN BRIEF

- Scudder Gold Fund continued its above-average performance relative to the Lipper average for gold-oriented funds in the six- and 12-month periods ended December 31, 1995, with total returns of 2.97% and 13.17%, respectively.

                      Total Returns for Gold and Gold Funds
                        (Periods ended December 31, 1995)


                                      6 months          12 months
                                      --------          ---------

         Gold Bullion,                  0.00%             1.00%
          London p.m.
              fix

           Platinum,                   -10.00%            -4.60%
          free market
             price

            Toronto                    -2.40%             8.60%
              Stock
            Exchange
           Gold Index

          Johannesburg                 -8.00%            -33.00%
         (South Africa)
         Stock Exchange
           Gold Index

             Lipper                     0.58%             1.76%
            Average
           for Gold-
         Oriented Funds

            Scudder                     2.97%             13.17%
           Gold Fund

          Past performance does not guarantee future results.


- The price of gold fluctuated in a $375-$397 range during the period, on a gradually upward trend.

- The Fund kept fully invested in equities during most of the year, since gold equity prices represented better value than the price of bullion.

LETTER FROM THE FUND'S PRESIDENT


Dear Shareholders,

         Scudder Gold Fund is designed for investors who seek a convenient and cost-effective means to participate in possible increases in the price of gold. The Fund seeks to maximize its return by investing in a portfolio primarily made up of gold stocks, gold bullion, and other gold-related investments. Gold investments, in addition to being traditionally viewed as a hedge against inflation, can add diversification to a portfolio of stocks, bonds, and money market investments since historically gold as a tangible asset has not always moved in the same direction or to the same degree as financial instruments.

         What additional qualities does Scudder Gold Fund bring to investors? The extensive experience of the Fund's portfolio management team affords investors the potential to benefit from new discoveries -- startups and exploration ventures that have the potential to capitalize on substantial gold finds and generate significant profits in the future. In searching for these prospects, our bywords are "the people, the place, the program." Put another way, what sort of track record does the company's management have? What is known geologically about the area the company proposes to mine? And how realistic are the company's financial plans? Our portfolio managers visit gold-producing regions around the world, including the four biggest emerging regions -- the Guyana Shield in South America, West Africa, the Alto Plano of Peru and Bolivia, and the Indonesian archipelago -- to see for themselves.

         As you know, the interests of the Fund's shareholders are represented by the Fund's Board of Trustees. We would like to take this opportunity to thank Robert G. Stone, Jr., who recently retired as a Fund Trustee, for his years of service. We welcome the Board's newest member, Keith R. Fox.

         In closing, we would also like to thank all of you, the Fund's shareholders, for investing in Scudder Gold Fund. We are committed to providing a portfolio that meets your investment needs.

                                        Sincerely,

                                        /s/Daniel Pierce

                                        Daniel Pierce
                                        President,
                                        Scudder Gold Fund

SCUDDER GOLD FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER GOLD FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,317    13.17%    13.17%
5 Year    $14,139    41.39%     7.17%
Life of
 Fund*    $11,997    19.97%     2.51%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,758    37.58%    37.58%
5 Year    $21,544   115.44%    16.58%
Life of
 Fund*    $28,339   183.39%    15.45%

* The Fund commenced operations on
  September 2, 1988. Index comparisons
  begin September 30, 1988.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Gold Fund
Year            Amount
----------------------
9/30/88*       $10,000
88             $ 9,659
89             $10,690
90             $ 8,908
91             $ 8,291
92             $ 7,541
93             $12,026
94             $11,129
95             $12,595

S&P 500 Index
Year            Amount
----------------------
9/30/88*       $10,000
88             $10,309
89             $13,575
90             $13,154
91             $17,161
92             $18,469
93             $20,330
94             $20,559
95             $28,339

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1988*   1989    1990    1991    1992    1993    1994    1995
                     ---------------------------------------------------------------
NET ASSET VALUE...   $11.04  $12.12  $10.10  $ 9.40  $ 8.55  $13.36  $11.71  $11.53
INCOME DIVIDENDS..   $   --  $  .01  $   --  $   --  $   --  $  .24  $  .25  $ 1.08
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --  $  .09  $   --  $   --  $   --  $   --  $  .47  $  .63
FUND TOTAL
RETURN (%)........    -8.00   10.67  -16.67   -6.93   -9.04   59.47   -7.46   13.17
INDEX TOTAL
RETURN (%)........     3.08   31.63   -3.11   30.40    7.61   10.06    1.32   37.58


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the five year and life of fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
As a percentage of net assets

Equity Securities        90%              The Fund is broadly
Precious Metals           8%              diversified, with holdings in
Cash Equivalents, net     2%              over 70 gold stock issues.
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY DISTRIBUTION
--------------------------------------------------------------------------
Tier breakdown of the Fund's common stocks

Tier I     Premier gold producing
           companies                 25%
Tier II    Major established gold
           producers                 31%      The Fund was able to post
Tier III   Junior gold producers              positive performance mainly
           with medium cost                   through holdings in
           production                13%      Tiers III through V.
Tier IV    Companies with some
           gold production on
           stream or in startup       7%
Tier V     Primarily exploration
           companies with or
           without mineral reserves  24%
                                    ----
                                    100%
                                    ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. STILLWATER MINING CO.
    Exploration and development of mines in Montana producing platinum, palladium and associated metals

 2. BARRICK GOLD CORP.
    Gold exploration and production in North and South America

 3. HEMLO GOLD MINES, INC.
    Large gold producer, with single mine in Ontario; active exploration company

 4. PIONEER GROUP INC.
    Fund management company owning major gold producer in Ghana

 5. ASHANTI GOLDFIELDS CO., LTD. (ADS)
    World class gold producer in Ghana

 6. EURO-NEVADA MINING, LTD.
    Large North American royalty owner

 7. SANTA FE PACIFIC GOLD CORP.
    Major domestic gold mining company

 8. CAMBIOR INC.
    Medium-sized gold producer with a major mine in Guyana

 9. BRE-X MINERALS LTD.
    Gold exploration company in Indonesia

10. PLACER DOME INC.
    International gold, silver and copper mining

Bre-X, the Fund's ninth-largest holding and outstanding performer over the past year, is currently evaluating a large gold discovery.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GOLD FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         During the six months leading up to December 31, 1995, gold stock prices fluctuated in a very narrow range. Strong gains earlier in the year evaporated last October when the price of gold failed to rise according to expectations. The average performance of gold funds tracked by Lipper Analytical Services, Inc., was 0.58% for the six-month period. Scudder Gold Fund produced a positive total return of 2.97% for the period, helped by the performance of several small gold stocks. The Fund's net asset value declined $1.33 to $11.53 during the period, but the price decline was more than offset by payment to shareholders of $1.08 in income and $0.63 in long-term capital gain distributions. Historically, the Fund has outpaced the average performance of gold funds, as shown in the chart below:

             Investment Returns for periods ended December 31, 1995

                                                                Number of
     Period        Scudder Gold Fund     Lipper Average       Funds tracked
     ------        -----------------     --------------       -------------


    6 months             2.97%               0.58%                 45

    1 year              13.17                1.76                  39

    2 years*             2.34               (5.93)                 34

    3 years*            18.65               16.67                  31

    4 years*            11.02                7.84                  29

    5 years*             7.17                5.44                  28

    Life of Fund*        2.51                2.73                  23

     * Average annual total returns

     Performance statistics compiled by Lipper Analytical Services, Inc.


                        Demand for Gold Outstrips Supply

         Though the short-term influences on the price of gold are many, supply and demand remain the most critical factors over the long term. Currently, the worldwide demand for gold -- 80-90% of which is represented by jewelry fabrication demand -- currently exceeds supply by a wide margin. This is why at the close of the Fund's semiannual period we believed that the price of gold would break the $400 barrier soon. Since February of 1995 gold has fluctuated in a price range of $375 to $397. As we described in our previous report, gold has made several runs at the $400 benchmark, only to be stemmed by heavy forward selling by gold producers. (Selling forward occurs when producers borrow gold and sell it in advance of gold they will mine themselves six months to four years in the future.) We now believe forward selling into rallies may be diminishing. Central banks and others who have been lending gold to producers for forward selling are not lending as readily. This has caused the "lease rate" that gold lenders charge to spike upwards occasionally. In the past this rate ranged from 0.75% to 1.5%. Recently, we witnessed lease rates that rose to over 6% for a brief time before dropping back down to nearly 2%. This is why, in the short term, the trend of gold prices will be influenced by the actions of its large-volume borrowers and lenders.

         Two other important trends are apparent: The 1995 gold market was orderly. This favors gold producers, who can plan production based on reasonable assumptions concerning the future price of gold. But an orderly market can also weaken some gold stocks: if gold prices move upward only slowly, some larger-company gold stocks may be perceived as overvalued because their earnings depend on more significant increases in gold's value. At the same time, we believe central banks and others have established a "floor" for the price of gold -- buying heavily when gold fluctuates to the lower end of its current range -- to protect the value of their holdings.

                                Portfolio Review

         Tier I and II gold stocks, those from premier and established gold mining companies, did not change significantly in price during the six months ended December 31. Scudder Gold Fund was able to post positive performance mainly through gains in holdings in Tiers III through V (see page 5 for a complete description of Tier categories I through V). The Fund's outstanding performer was Bre-X, a Tier V stock. Bre-X is a Canadian exploration company mining in Indonesia, currently taking inventory of a massive gold discovery, perhaps the largest of the century. Drilling to date suggests a minimum resource of perhaps 30 million ounces of gold, and the potential for further additions remains. As awareness of the company spread in 1995, its share price climbed 1,850%. Other good performers during the previous six months were Kinross (Tier III) and South Pacific (Tier V). South Pacific is in the same geological zone as Bre-X, and we are hopeful that it will fulfill its bright promise.

         These and other solid performers started from relatively small positions in the Fund's portfolio and grew as their prices rose. Typically, we sell portions of rapidly growing stocks to accumulate gains and prevent them from becoming too large a percentage of the Fund's portfolio. This also enables us to reinvest the proceeds in newer discoveries. Through continual diversification, we work to prevent unnecessary price fluctuation and maintain a balanced portfolio.

         Investor enthusiasm for Venezuelan gold exploration companies peaked at the end of 1993 and early 1994 as progress was all but halted due to political uncertainties. As these uncertainties are removed, we believe investors will renew their interest in the country's gold companies. In addition, Venezuelan government ministers are working to reform the country's mining code, which governs ownership, taxation, and gold sales for foreign companies engaged in mining or other mineral enterprises. If a new mining code is approved, we believe several firms will commit meaningful exploration and production resources to that country.

         Lastly, we reviewed our position in South Africa during the period and, because conditions there have deteriorated, we no longer hold any stocks of South African gold mining companies.

                                     Outlook

         Two factors should benefit prices of gold and gold stocks in the months to come: First, as we mentioned, global demand for gold exceeds its supply. Second, in our opinion the supply of gold equities overall is limited. The worldwide capitalization of gold stocks is approximately $65 billion, half that of the consumer products and defense firm General Electric.

         As of this writing, gold had broken through the $400 barrier, but whether its pricing will proceed in an orderly or volatile fashion is still unclear. We believe there are two possible scenarios for gold bullion pricing over the coming year. In the first scenario, an orderly market is restored as gold producers resume forward selling and gold settles back to a price higher than in 1995. In the second scenario, a more volatile market predominates, and gold's price continues to run up.

         In either case, we will seek to benefit from developments in this market and continue to search for a range of investments in gold exploration and production firms worldwide. As such, we believe the Fund remains an appropriate investment for those seeking diversification, a hedge against inflation, and participation in the world's gold and precious metals markets.

         Sincerely,

         Your Portfolio Management Team

         /s/Douglas D. Donald               /s/William J. Wallace

         Douglas D. Donald                  William J. Wallace

SCUDDER GOLD FUND
INVESTMENT PORTFOLIO as of December 31, 1995
--------------------------------------------------------------------------------

               % OF     PRINCIPAL                                                                MARKET
             PORTFOLIO  AMOUNT ($)                                                              VALUE ($)
---------------------------------------------------------------------------------------------------------
                        ---------------------------------------------------------------------------------
                1.0%    REPURCHASE AGREEMENTS
                        ---------------------------------------------------------------------------------
                        1,116,000   Repurchase Agreement with Donaldson,
                                      Lufkin & Jenrette dated 12/29/95 at 5.85%,
                                      to be repurchased on 1/2/96 at $1,116,725,
                                      collateralized by a $1,038,000 U.S. Treasury
                                      Note, 8.125%, 2/15/98 (Cost $1,116,000) ............      1,116,000
                                                                                               ----------

                        ---------------------------------------------------------------------------------
                3.9%    CONVERTIBLE BONDS
                        ---------------------------------------------------------------------------------
AUSTRALIA       0.6%      800,000   Golden Shamrock Mines Ltd., 7.5%, 5/9/00 .............        744,000
CANADA                                                                                         ----------
                0.9%      500,000   Dayton Mining Corp., 7%, 1/31/99 .....................        910,000
                          225,000   Texas Star Resources Corp., 8%, 11/16/96 (c) .........        164,805
                                                                                               ----------
                                                                                                1,074,805
                                                                                               ----------
UNITED          2.4%      500,000   Bema Gold Corp., 7.5%, 2/28/00 .......................        560,000
STATES                  2,500,000   Horsham Corp., 3.25%, 12/10/18 .......................      2,262,500
                                                                                               ----------
                                                                                                2,822,500
                                                                                               ----------
                                    TOTAL CONVERTIBLE BONDS (Cost $4,376,768) ............      4,641,305
                                                                                               ----------

                        ---------------------------------------------------------------------------------
               86.4%    COMMON STOCKS
                        ---------------------------------------------------------------------------------
                        Shares
                        ---------------------------------------------------------------------------------
AUSTRALIA      11.4%      600,000   Acacia Resources Ltd.* (Gold and mineral
                                      exploration company with operations
                                      throughout Australia) ..............................      1,079,199
                        1,000,000   Climax Mining Ltd.* (Gold exploration
                                      company in Australia and the Philippines
                                      Islands) ...........................................        921,630
                          500,000   Delta Gold NL* (Emerging junior exploration
                                      company with important platinum property
                                      in Zimbabwe) .......................................      1,211,498
                        2,500,000   Gold Mines of Kalgoorlie (Major gold producer) .......      2,322,657
                          413,992   Newcrest Mining, Ltd. (Senior gold
                                      producer and exploration company) ..................      1,741,580
                          550,000   Orion Resources (Junior exploration company) .........        715,378
                        1,133,976   Poseidon Gold Ltd. (Growing Tier III gold
                                      producer) ..........................................      2,258,779
                          700,000   Ranger Minerals NL* (Gold producer and
                                      exploration company in Ghana) ......................      1,508,798
                        1,600,000   Ross Mining NL (Junior exploration company) ..........      1,510,284
                                                                                               ----------
                                                                                               13,269,803
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

               % OF                                                                                MARKET
             PORTFOLIO    SHARES                                                                  VALUE ($)
-----------------------------------------------------------------------------------------------------------
CANADA         51.4%      200,000     Agnico-Eagle Mines, Ltd. (Silver and gold
                                        mining) ............................................      2,508,698
                          700,000     Arequipa Resources Ltd. (Exploration
                                        company in Peru)* ..................................      1,204,908
                          150,000     Arequipa Resources Ltd. Warrants*
                                        (expire 1/14/97) (c) ...............................        122,615
                          107,399     Barrick Gold Corp. (Gold exploration and
                                        production in North and South America) .............      2,832,649
                          241,500     Bema Gold Corp.* (Partner in development
                                        of large Chilean gold deposit) .....................        468,760
                          786,600     Bolivar Goldfields Ltd. (Gold exploration
                                        company in Venezuela) ..............................        432,119
                           85,000     Bre-X Minerals Ltd. (Gold exploration
                                        company in Indonesia) ..............................      3,299,762
                          325,000     Cambior, Inc. (Medium-sized gold producer
                                        with a major mine in Guyana) .......................      3,541,018
                          775,600     Canarc Resources Corp. (Exploration and
                                        development company) ...............................        795,342
                          415,700     Carson Gold Corp. (Gold exploration and
                                        development company operating in
                                        Venezuela) .........................................        420,191
                          400,000     Chase Resource Corp. (Acquisition,
                                        exploration and development of resource
                                        mineral properties) ................................        468,779
                          214,000     Corriente Resources, Inc. Special Warrants*
                                        (expire 2/9/96) (Exploration and development
                                        company operating in Bolivia) (c) ..................        418,125
                          250,000     Crown Butte Resources Ltd. (Small
                                        exploration company holding an important
                                        gold deposit in Montana) ...........................        292,987
                          200,000     Crystallex International Corp. (Junior
                                        company developing gold property in
                                        Venezuela) .........................................        342,794
                          267,000     Crystallex International Corp. Units* (expire
                                        9/29/96) (c) (d) ...................................        579,861
                          400,000     Da Capo Resources Ltd. (Mineral exploration
                                        and development company in Bolivia) ................        732,467
                          200,000     Dayton Mining Corp. (Junior company
                                        developing Chilean gold deposits) ..................        842,337
                           97,400     Dundee Bancorp Inc. "A" (Junior mine
                                        finance and holding company) .......................        980,956
                          823,800     Ecuadorian Minerals Corp. (Exploration
                                        company in Ecuador) ................................        893,041
                        1,074,000     El Callao Mining Corp. (Gold exploration
                                        and development company with interests
                                        in Venezuela) ......................................        472,001

    The accompanying notes are an integral part of the financial statements.

SCUDDER GOLD FUND
--------------------------------------------------------------------------------

               % OF                                                                                MARKET
             PORTFOLIO    SHARES                                                                  VALUE ($)
-----------------------------------------------------------------------------------------------------------
                          100,000     Euro-Nevada Mining, Ltd. (Large North
                                        American royalty owner) ............................      3,644,021
                          384,287     Golden Knight Resources, Inc. (Junior gold
                                        producer, with recently opened mine in
                                        Quebec) ............................................      2,216,634
                          117,188     Golden Knight Resources, Inc. Warrants*
                                        (expire 10/6/96) ...................................         30,043
                          300,000     Golden Star Resources Ltd. (Junior company,
                                        with permits in North and South America
                                        and West Africa) ...................................      1,593,115
                          700,000     Granges, Inc. (Emerging junior gold producer
                                        and exploration company)* ..........................      1,153,635
                          360,000     Guyanor Resources S.A. "B" (Company
                                        holding interests in mineral properties in
                                        French Guiana)* ....................................        896,539
                          448,500     Hemlo Gold Mines, Inc. (Large gold
                                        producer, with single mine in Ontario;
                                        active exploration company) ........................      4,270,646
                          400,000     International Gold Resources Corp.
                                        (Exploration company in Ghana) .....................      1,054,752
                          300,000     Jordex Resources, Inc. (Operator of two
                                        mines producing zinc, lead and silver) (c) .........        344,992
                          100,000     Kazakhstan Minerals Corp. Warrants* (expire
                                        11/30/96) (Joint venturing in Kazakhstan) (c) ......        847,000
                          325,000     Kinross Gold Corp.* (Gold mining company,
                                        with interests in Zimbabwe) ........................      2,529,299
                          550,000     Minera Rayrock Inc. "A" (Company
                                        developing a low cost property in Chile) ...........        543,856
                          100,000     Minera Rayrock Inc. "B" ..............................         97,052
                          400,000     Namibian Minerals Corp. (Diamond
                                        exploration and development company,
                                        offshore Namibia) ..................................        629,921
                          125,000     Namibian Minerals Corp. Warrants* (expire
                                        1/13/96) (c) .......................................             --
                          300,000     Orvana Minerals Corp. (International
                                        exploration and development company) ...............      1,153,635
                           40,000     Pan African Resources Corp. (Gold
                                        exploration in West Africa) (c) ....................         20,509
                          400,000     Pangea Goldfields Inc. (Gold exploration
                                        company operating in Tanzania) .....................        585,973
                          125,000     Placer Dome Inc. (International gold, silver
                                        and copper mining) .................................      3,015,625
                          300,000     Rayrock Yellowknife Resources, Inc. (Junior
                                        diversified mineral producer with operations
                                        in Nevada, Canada and Latin America) ...............      2,252,335
                          300,000     Redfern Resources Ltd. (Exploration
                                        company in British Columbia) .......................        395,532

    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

               % OF                                                                                MARKET
             PORTFOLIO    SHARES                                                                  VALUE ($)
-----------------------------------------------------------------------------------------------------------
                          622,700       Repadre Capital Corp. (Junior gold royalty
                                          company) .........................................      1,687,596
                          518,300       Solitario Resources Corp. (Precious and
                                          base metals exploration company primarily
                                          in Argentina and Peru) ...........................        759,275
                            7,053       Solitario Resources Corp. Warrants* (expire
                                          3/3/96) (c) ......................................            723
                          650,000       South Pacific Resources Warrants* (expire
                                          2/28/96) (Exploration company in
                                          Indonesia) (c) ...................................      2,289,545
                          125,000       Southwestern Gold Corp. (Multiple gold and
                                          gold/copper exploration properties in Peru)* .....        709,577
                          400,000       TVX Gold, Inc. (International gold and silver
                                          mining) ..........................................      2,819,996
                          350,000       Texas Star Resources Corp. (Diamond
                                          exploration in Arkansas and northern
                                          Canada) ..........................................         76,909
                          400,000       Triton Mining Corp. (Exploration and
                                          development of mineral properties in
                                          Central and South America) .......................      1,501,556
                          270,000       Viceroy Resources Corp. (Gold producer in
                                          California) ......................................      1,186,596
                                                                                                 ----------
                                                                                                 59,956,297
                                                                                                 ----------
South Africa    1.3%      246,901       Potgietersrust Platinum Holdings, Ltd.
                                          (Leading platinum producer) ......................      1,490,007
                                                                                                 ----------
United States  22.3%      200,000       Ashanti Goldfields Co., Ltd. (ADS) (World
                                          class gold producer in Ghana) ....................      4,025,000
                          304,000       Crown Resources Corp.* (Gold, silver and
                                          mineral exploration company) .....................      1,501,000
                          200,000       FMC Gold Co. (Medium-sized producer of
                                          gold and silver in Nevada) .......................        825,000
                           65,000       FirstMiss Gold Inc.* (Gold mining in Nevada) .......      1,446,250
                          150,000       Homestake Mining Co. (Major international
                                          gold producer) ...................................      2,343,750
                           60,000       Newmont Mining Corp. (International gold
                                          exploration and mining company) ..................      2,715,000
                          759,000       Piedmont Mining Co.* (Gold and mining
                                          development company in the Carolinas) ............        308,344
                          150,000       Pioneer Group Inc. (Fund management
                                          company owning major gold producer in
                                          Ghana) ...........................................      4,087,500
                          300,001       Santa Fe Pacific Gold Corp. (Major
                                          domestic gold mining company) ....................      3,637,510

    The accompanying notes are an integral part of the financial statements.

SCUDDER GOLD FUND
--------------------------------------------------------------------------------

               % OF                                                                                MARKET
             PORTFOLIO    SHARES                                                                  VALUE ($)
-----------------------------------------------------------------------------------------------------------
                          270,000     Stillwater Mining Co.* (Exploration and
                                        development of mines in Montana
                                        producing platinum, palladium and
                                        associated metals) (e) ..............................     5,197,500
                                                                                                -----------
                                                                                                 26,086,854
                                                                                                -----------
                                        TOTAL COMMON STOCKS (Cost $92,588,391)                  100,802,961
                                                                                                -----------

================================================================================

                                                          % of         Market
                                                        Net Assets    Value ($)
                                                        ------------------------
INVESTMENT PORTFOLIO (Cost $98,081,159) (a)                91.3      106,560,266
SCUDDER PRECIOUS METALS, INC. (NOTE A):
        GOLD* (Cost $8,493,768) (b)                         7.3        8,511,097
        PLATINUM* (Cost $899,757) (b)                       0.8          969,088
OTHER ASSETS AND LIABILITIES, NET                           0.6          732,043
                                                          -----      -----------
NET ASSETS                                                100.0      116,772,494
                                                          =====      ===========

*    Non-income producing security or commodity.

(a) The cost for federal income tax purposes was $102,799,377. At December 31, 1995, net unrealized appreciation for all investment securities based on tax cost was $3,760,889. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $20,778,814 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $17,017,925.

(b) The cost of Gold for federal income tax purposes was $8,493,768. At December 31, 1995, gross and net unrealized appreciation was $17,329 based on tax cost. The cost of Platinum for federal income tax purposes was $899,757. At December 31, 1995, gross and net unrealized appreciation was $69,331 based on tax cost.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost for these securities at December 31, 1995, aggregated $2,478,638. See Note A of the Notes to Consolidated Financial Statements.

(d)  1 Unit = 1 common share and 1 warrant.

(e) Restricted Securities - securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1995 is as follows:

     Security                      Shares       Acquisition Date        Cost ($)
     --------                      ------       ----------------        --------
     Stillwater Mining Co.        165,454           9/12/94             970,669

See page 5 for the breakdown of the Fund's common stocks.

    The accompanying notes are an integral part of the financial statements.

                                               CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $98,081,159) (Note A) ...........                           $106,560,266
Gold, at market, 21,975.463 oz. (identified cost $8,493,768) (Note A) ...                              8,511,097
Platinum, at market, 2,433.672 oz. (identified cost $899,757) (Note A) ..                                969,088
Cash ....................................................................                                    899
Receivables:
        Investments sold ................................................                              1,237,500
        Dividends and interest ..........................................                                 95,733
        Fund shares sold ................................................                                374,883
Other assets ............................................................                                  2,649
                                                                                                    ------------
                Total assets ............................................                            117,752,115
LIABILITIES
Payables:
        Fund shares redeemed ............................................       $736,147
        Accrued management fee (Note C) .................................        102,145
        Other accrued expenses (Note C) .................................        141,329
                                                                                --------
                Total liabilities                                                                        979,621
                                                                                                    ------------
Net assets, at market value .............................................                           $116,772,494
                                                                                                    ============
Net Assets
Net assets consist of:
        Accumulated distributions in excess of net investment income ....                           $(13,388,480)
        Net unrealized appreciation (depreciation) on:
                Investment securities ...................................                              8,479,107
                Gold ....................................................                                 17,329
                Platinum ................................................                                 69,331
                Foreign currency related transactions ...................                                   (124)
        Accumulated net realized gains ..................................                              3,357,669
        Capital stock ...................................................                                101,241
        Additional paid-in capital ......................................                            118,136,421
                                                                                                    ------------
Net assets, at market value .............................................                           $116,772,494
                                                                                                    ============
Net asset value, offering and redemption price per share
        ($116,772,494 divided by 10,124,066 shares of
        capital stock outstanding, $.01 par value,
        100,000,000 shares of capital stock authorized) .................                           $      11.53
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

SCUDDER GOLD FUND
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                CONSOLIDATED STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------------

SIX MONTHS ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of withholding taxes of $34,913)                                     $   372,372
Interest (net of withholding taxes of $2,439)                                           237,128
                                                                                    -----------
                                                                                        609,500

Expenses:
Management fee (Note C)                                              $   607,427
Services to shareholders (Note C)                                        157,408
Custodian and accounting fees (Note C)                                    58,444
Directors' fees (Note C)                                                  11,850
Auditing                                                                  44,700
Reports to shareholders                                                   36,490
State registration                                                        27,569
Legal                                                                      8,940
Other                                                                     12,429        965,257
                                                                     --------------------------
Net investment loss                                                                    (355,757)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
        Investment securities                                          8,841,008
        Gold                                                             (56,279)
        Platinum                                                          40,000
        Foreign currency related transactions                             (2,775)     8,821,954
                                                                     -----------

NET UNREALIZED APPRECIATION (DEPRECIATION) DURING THE PERIOD ON:
        Investment securities                                         (4,896,507)
        Gold                                                              51,099
        Platinum                                                        (158,251)
        Foreign currency related transactions                               (439)    (5,004,098)
                                                                     --------------------------
Net gain on investment transactions                                                   3,817,856
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 3,462,099
                                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                               CONSOLIDATED FINANCIAL STATEMENTS


                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SIX MONTHS
                                                                         ENDED             YEAR ENDED
                                                                      DECEMBER 31,           JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                         1995                1995
------------------------------------------------------------------------------------------------------
Operations:
Net investment loss ..........................................      $    (355,757)      $    (890,406)
Net realized gain from investment transactions ...............          8,821,954           3,275,125
Net unrealized appreciation (depreciation) on investment
        transactions during the period .......................         (5,004,098)          5,187,427
                                                                    -------------       -------------
Net increase in net assets resulting from operations .........          3,462,099           7,572,146
                                                                    -------------       -------------
Distributions to shareholders:
In excess of net investment income ($1.08 and $.25 per
        share, respectively) .................................        (10,004,029)         (2,869,449)
                                                                    -------------       -------------
From net realized gains from investment
        transactions ($.63 and $.47 per share, respectively) .         (5,863,581)         (5,245,021)
                                                                    -------------       -------------
Fund share transactions:
Proceeds from shares sold ....................................         49,182,094         143,035,136
Net asset value of shares issued to shareholders
        in reinvestment of distributions .....................         14,863,510           7,611,778
Cost of shares redeemed ......................................        (61,278,289)       (153,550,282)
                                                                    -------------       -------------
Net increase (decrease) in net assets from Fund
        share transactions ...................................          2,767,315          (2,903,368)
                                                                    -------------       -------------
DECREASE IN NET ASSETS .......................................         (9,638,196)         (3,445,692)
Net assets at beginning of period ............................        126,410,690         129,856,382
                                                                    -------------       -------------
NET ASSETS AT END OF PERIOD (including accumulated
        distributions in excess of net investment income of
        $13,388,480 and $3,028,694, respectively) ............      $ 116,772,494       $ 126,410,690
                                                                    =============       =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ....................          9,826,603          10,277,443
                                                                    -------------       -------------
Shares sold ..................................................          3,899,533          11,733,937
Shares issued to shareholders in reinvestment of distributions          1,267,675             589,031
Shares redeemed ..............................................         (4,869,745)        (12,773,808)
                                                                    -------------       -------------
Net increase (decrease) in Fund shares .......................            297,463            (450,840)
                                                                    -------------       -------------
Shares outstanding at end of period ..........................         10,124,066           9,826,603
                                                                    =============       =============


    The accompanying notes are an integral part of the financial statements.

SCUDDER GOLD FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                FOR THE PERIOD
                                                                                                               SEPTEMBER 2, 1988
                                      SIX MONTHS                                                                 (COMMENCEMENT
                                        ENDED                                                                    OF OPERATIONS)
                                      DECEMBER 31,                     YEARS ENDED JUNE 30,                        TO JUNE 30,
                                                    --------------------------------------------------------
                                        1995(b)     1995(b)   1994(b)   1993(b)  1992(b)    1991       1990           1989
                                      ------------  --------------------------------------------------------   -----------------
Net asset value, beginning
    of period ......................    $12.86       $12.64    $12.13    $9.19    $9.87    $10.21     $10.58          $12.00
                                        ------       ------    ------    -----    -----    ------     ------          ------
Income from investment
    operations:

    Net investment income
       (loss) (a) ..................      (.04)        (.08)     (.10)    (.08)    (.12)     (.04)       .07            (.06)

    Net realized and unrealized
       gain (loss) on investment
       transactions ................       .42         1.02       .85     3.02     (.56)     (.30)      (.34)          (1.36)
                                        ------       ------    ------    -----    -----    ------     ------          ------
Total from investment
    operations .....................       .38          .94       .75     2.94     (.68)     (.34)      (.27)          (1.42)
                                        ------       ------    ------    -----    -----    ------     ------          ------
Less distributions:
    From net investment income .....      --           --        --       --       --        --         (.01)           --

    In excess of net investment
       income ......................     (1.08)        (.25)     (.24)    --       --        --         --              --

    From net realized gains on
       investment transactions .....      (.63)        (.47)     --       --       --        --         (.03)           --

    From additional paid-in capital       --           --        --       --       --        --         (.06)           --
                                        ------       ------    ------    -----    -----    ------     ------          ------
    Total distributions ............     (1.71)        (.72)     (.24)    --       --        --         (.10)           --
                                        ------       ------    ------    -----    -----    ------     ------          ------


    Net asset value, end of period .    $11.53       $12.86    $12.64   $12.13    $9.19     $9.87     $10.21          $10.58
                                        ======       ======    ======   ======    =====     =====     ======          ======
TOTAL RETURN (%) ...................      2.97**       7.50      6.35    31.99    (6.89)    (3.33)     (2.71)         (11.83)**

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
    ($ millions) ...................       117          126       130       90       31        33         17               9

Ratio of operating expenses,
    net to average daily net
    assets (%) (a) .................      1.59*        1.65      1.69     2.17     2.54      2.54       2.60            3.00*

Ratio of net investment income
    (loss) to average daily net
    assets (%) .....................      (.59)*       (.69)     (.81)    (.81)   (1.34)     (.59)       .34           (1.06)*

Portfolio turnover rate (%) ........      13.2*        42.0      50.8     59.2     57.5      71.4       80.6            34.5*

(a) Reflects a per share amount
       of expenses reimbursed by
       the Adviser of ..............     $--          $--       $--      $--      $--        $.02       $.20            $.18

    Operating expense ratio
       before expense reductions (%)      --           --        --       --       2.57      2.82       3.74            6.59*

(b) Based on monthly average shares outstanding during the period.

 *  Annualized

**  Not annualized

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

PRINCIPLES OF CONSOLIDATION. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at

SCUDDER GOLD FUND
--------------------------------------------------------------------------------

fair value amounted to $4,788,175 (4.1% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

RESTRICTED SECURITIES. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1995 amounted to $3,184,990 which represents 2.7% of net assets.

PRECIOUS METALS VALUATION. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

SCUDDER GOLD FUND
--------------------------------------------------------------------------------

B.  PURCHASES AND SALES
--------------------------------------------------------------------------------
For the six months ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $7,248,565 and $23,258,821, respectively. During the six months ended December 31, 1995, purchases and sales of gold aggregated $6,173,328 and $1,950,241, respectively; and sales of platinum aggregated $430,000.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 1995, the fee pursuant to the Agreement amounted to $607,427. However, the Adviser agreed to absorb a portion of expenses in order to maintain the annualized expenses of the Fund at not more than 3% of the average net assets until October 31, 1995. The Adviser did not absorb any expenses for the six months ended December 31, 1995. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed the lowest applicable state expense limitation, such excess up to the amount of the management fee will be paid by the Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the six months ended December 31, 1995, the amount charged to the Fund by SSC aggregated $129,734, of which $21,928 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $21,795, of which $3,490 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1995, Directors' fees and expenses aggregated $11,850.

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

D. LETTER OF CREDIT
--------------------------------------------------------------------------------
The Fund and several affiliated Funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

SCUDDER GOLD FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER MUTUAL FUNDS, INC. AND THE SHAREHOLDERS OF SCUDDER GOLD FUND:

We have audited the accompanying consolidated statement of assets and liabilities of Scudder Gold Fund, including the investment portfolio, as of December 31, 1995, and the related consolidated statement of operations for the six-month period then ended, the consolidated statements of changes in net assets for the six-month period then ended and for the year ended June 30, 1995, and the consolidated financial highlights for the six-month period ended December 31, 1995, for each of the six years in the period ended June 30, 1995, and for the period September 2, 1988 (commencement of operations) to June 30, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and precious metals owned as of December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Scudder Gold Fund as of December 31, 1995, the consolidated results of its operations for the six-month period then ended, the consolidated changes in its net assets for the six-month period then ended and for the year ended June 30, 1995, and the consolidated financial highlights for the six-month period ended December 31, 1995, for each of the six years in the period ended June 30, 1995, and for the period September 2, 1988 (commencement of operations) to June 30, 1989 in conformity with generally accepted accounting principles.

Boston, Massachusetts     COOPERS & LYBRAND L.L.P.
February 2, 1996

                                                                 TAX INFORMATION

By now shareholders to which year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                                                          OFFICERS AND DIRECTORS

Daniel Pierce*
    President and Director

Thomas J. Devine
    Director; Consultant

Keith R. Fox
    Director

Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Douglas M. Loudon*
    Vice President and Director

Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board, Kirby Corporation

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Juris Padegs*
    Vice President and Assistant Secretary

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                    Money Market                                          Income
                     Scudder Cash Investment Trust                         Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                      Scudder Global Bond Fund
                   Tax Free Money Market+                                  Scudder GNMA Fund
                     Scudder Tax Free Money Fund                           Scudder Income Fund
                     Scudder California Tax Free Money Fund*               Scudder International Bond Fund
                     Scudder New York Tax Free Money Fund*                 Scudder Short Term Bond Fund
                   Tax Free+                                               Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                   Growth
                     Scudder High Yield Tax Free Fund                      Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                    Scudder Development Fund
                     Scudder Managed Municipal Bonds                       Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*     Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                  Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                     Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                       Scudder International Fund
                     Scudder Ohio Tax Free Fund*                           Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                   Scudder Pacific Opportunities Fund
                   Growth and Income                                       Scudder Quality Growth Fund
                     Scudder Balanced Fund                                 Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                        Scudder Value Fund
                                                                           The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                    403(b) Plans
                   Keogh Plans                                             SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)             Profit Sharing and Money Purchase
                   401(k) Plans                                                Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                                The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                                   Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                            Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                    Scudder New Europe Fund, Inc.
                                                                           Scudder World Income
                                                                               Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                        Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM)an institutional    Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.